UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2023

StoneBridge Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40613	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center

Suite 8500

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 314-3555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	APACU	The Nasdaq Stock Market LLC

Class A ordinary shares par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A ordinary share for $11.50 per share	APACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On January 5, 2023, StoneBridge Acquisition Corporation, a Cayman Islands exempted company, limited by shares (prior to the Effective Time (as defined below), “StoneBridge” and, at and after the Effective Time, “PubCo”) entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with StoneBridge Acquisition Pte. Ltd., a Singapore private company limited by shares, with company registration number 202239721R and a direct wholly owned subsidiary of Stonebridge (“Amalgamation Sub”), DigiAsia Bios Pte. Ltd., a Singapore private company limited by shares, with company registration number 201730295C ( “DigiAsia”), and Prashant Gokarn (the “Management Representative”), solely in his capacity as the Management Representative. Pursuant to the terms of the Business Combination Agreement, a business combination between StoneBridge and DigiAsia will be effected through the amalgamation of Amalgamation Sub with and into DigiAsia, with DigiAsia surviving the amalgamation as a wholly owned subsidiary of PubCo (the “Amalgamation,” and together with the other transactions contemplated by the Business Combination Agreement and the other agreements contemplated thereby, the “Transactions”). The Board of Directors of StoneBridge (the “Board”) has unanimously (i) approved and declared advisable the Business Combination Agreement and the Transactions and (ii) resolved to recommend the approval and adoption of the Business Combination Agreement and the Transactions by the shareholders of StoneBridge.

Treatment of Securities

Preferred Shares. Immediately prior to the Sponsor Share Conversion (as defined below) and prior to the effective time of the Amalgamation (the “Effective Time”), each of the issued and outstanding series A preferred shares of DigiAsia (the “DigiAsia Preferred Shares”) shall be converted into DigiAsia ordinary shares (the “DigiAsia Ordinary Shares”) in accordance with the governing documents of DigiAsia (the “DigiAsia Preferred Shares Conversion”). All DigiAsia Preferred Shares converted into DigiAsia Ordinary Shares shall no longer be outstanding and shall cease to exist, and each holder of DigiAsia Preferred Shares shall thereafter cease to have any rights with respect to such securities.

Sponsor Shares. Immediately prior to the Effective Time, each issued and outstanding StoneBridge Class B ordinary share shall automatically convert into one StoneBridge Class A ordinary share in accordance with the governing documents of StoneBridge (the “Sponsor Share Conversion”). All StoneBridge Class B ordinary shares converted into StoneBridge Class A ordinary shares shall no longer be outstanding and shall cease to exist, and each holder of such StoneBridge Class B ordinary shares shall thereafter cease to have any rights with respect to such securities.

Ordinary Shares. At the Effective Time (and, for the avoidance of doubt, following the DigiAsia Preferred Shares Conversion and immediately following the Sponsor Share Conversion), by virtue of the Amalgamation and without any action on the part of any DigiAsia shareholder, subject to and in consideration of the terms and conditions set forth in the Business Combination Agreement, each DigiAsia Ordinary Share that is issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the applicable Per Share Amalgamation Consideration (as defined in the Business Combination Agreement). All such converted DigiAsia Ordinary Shares shall no longer be outstanding and shall cease to exist, and each holder of DigiAsia Ordinary Shares shall thereafter cease to have any rights with respect to such securities, except the right to receive the applicable consideration into which such DigiAsia Ordinary Shares shall have been converted into in the Amalgamation.

Stock Options. As of the Effective Time, there shall be no options to purchase DigiAsia Ordinary Shares (a “DigiAsia Option”) granted under any DigiAsia Share Plan that is outstanding and unexercised. Prior to the Effective Time, DigiAsia shall terminate the DigiAsia Share Plan. As of the Effective Time, all DigiAsia Options shall no longer be outstanding and each holder of PubCo Options (as defined below) shall cease to have any rights with respect to such DigiAsia Options. To the extent that any DigiAsia Options remain outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, such options shall be assumed by the PubCo and shall be converted into a share option (a “PubCo Option”) to acquire PubCo ordinary shares (“PubCo Ordinary Shares”). Following the Effective Time, each PubCo Option shall be subject to the Incentive Plan (as defined below) and to the same terms and conditions, including, without limitation, any vesting conditions, as had applied to the corresponding DigiAsia Option as of immediately prior to the Effective Time, except for such terms rendered inoperative by reason of the Transactions, subject to such adjustments as reasonably determined by PubCo Board to be necessary or appropriate to give effect to the conversion or the Transactions.

Earnout Shares. At the closing of the Amalgamation (the “Closing”) and immediately prior to the Effective Time, individuals composing the Management Earnout Group (as defined in the Business Combination Agreement) shall each be entitled to receive their pro rata share of up to 5,000,001 additional PubCo Ordinary Shares (the “Earnout Shares”) as follows: (a) 1,500,000 Earnout Shares on the six-month anniversary of the date on which the Closing actually occurs (the “Closing Date”), and (b) the remaining 3,500,0001 if, within the 5-year period following the Closing Date, (i) the closing share price of PubCo Ordinary Shares equals or exceeds any of three certain thresholds over any 20 trading days within a 30-day trading period or (ii) if PubCo consummates a transaction which results in PubCo shareholders having the right to exchange their shares for cash, securities or other property having a value equaling or exceeding such three certain thresholds.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, good standing and qualification, (b) authorization to enter into the Business Combination Agreement and to consummate the Transactions, (c) compliance with governing documents, laws and permits and certain disclosed contracts, (d) governmental consent, (e) capitalization, (f) financial statements and internal controls, (g) undisclosed liabilities (h) litigation, (i) intellectual property, (j) material contracts, (k) employee benefit and labor matters, (l) taxes, (m) brokers’ and finders’ fees, (n) insurance, (o) real and personal property, (p) environmental matters, (q) absence of changes, (r) affiliate agreements, (s) registration statement, (t) business operation during COVID-19, (u) absence of additional representations and warranties, (v) shareholder support agreements, (w) outside reliance, (x) financial ability and trust account, (y) SEC Reports and Sarbanes-Oxley Act, (z) Investment Company Act, and (aa) Nasdaq Stock Market LLC (“Nasdaq”) market quotations.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Amalgamation and efforts to satisfy conditions to the consummation of the Amalgamation. The Business Combination Agreement also contains additional covenants of the parties, including, among others, covenants providing for StoneBridge and DigiAsia to use reasonable best efforts to cause the Registration Statement and the Proxy Statement to comply with the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Amalgamation (as such terms are defined in the Business Combination Agreement). StoneBridge and DigiAsia have also agreed to obtain all requisite approvals of their respective shareholders including, in the case of StoneBridge, approvals of (a) PubCo’s amended and restated memorandum and articles of association, (b) the issuance of PubCo Ordinary Shares under Nasdaq rules, (c) the adoption of the Incentive Plan (as defined below), and (d) the nomination of the director nominees specified in the Director Nomination Agreements (as defined below). Additionally, Stonebridge has agreed to include in the Proxy Statement the recommendation of its board that shareholders approve all of the proposals to be presented at the extraordinary general meeting.

Transaction Financing

The Business Combination Agreement includes a covenant for StoneBridge to obtain, to DigiAsia’s satisfaction, transaction financing (the “Transaction Financing”), in the form of a firm written commitment to provide equity, convertible debt or equity-linked financing to PubCo, from investors to be agreed by StoneBridge and DigiAsia, in the amount of at least $30,000,000 made up of a combination of non-redeemed funds in the Trust Account, equity financing in the form of a private investment in public equity (“PIPE”) by institutions and family offices, convertible debt and a pre-paid advance on convertible debt (borrowed money). At least $20,000,000 of such amount shall be funded at the Closing (as defined in the Business Combination Agreement), and the remaining $10,000,000 shall be funded within three (3) months after the Closing.

StoneBridge shall also obtain, to DigiAsia’s satisfaction, a further equity line of credit (“ELOC”) in the amount of $100,000,000, which can be drawn down over a period of twenty-four (24) months from Closing, at PubCo’s option, subject to the terms and conditions of such ELOC.

DigiAsia Incentive Plan

StoneBridge has agreed to adopt, subject to shareholder approval, a 2023 omnibus incentive plan (the “Incentive Plan”) to be effective as of the Closing and in a form mutually acceptable to StoneBridge and DigiAsia. The Incentive Plan shall provide for an aggregate number of PubCo Ordinary Shares equal to 5% of the fully diluted outstanding PubCo Ordinary Shares immediately after the Closing to be reserved for issuance pursuant to the Incentive Plan.

Non-Solicitation Restrictions; Exclusivity

Each of StoneBridge and DigiAsia has agreed that from the date of the Business Combination Agreement to the Effective Time or, if earlier, the valid termination of the Business Combination Agreement in accordance with its terms, it will not solicit, initiate, continue, or engage in any discussion or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to any Person concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any other business combination (a “Business Combination Proposal”) other than among StoneBridge and DigiAsia, and their respective shareholders and their respective Affiliates and Representatives (as such terms are defined in the Business Combination Agreement). Each of StoneBridge and DigiAsia has also agreed it shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the execution of the Business Combination Agreement, or which is reasonably likely to give rise to or result in, a Business Combination Proposal other than among StoneBridge and DigiAsia (as such terms are defined in the Business Combination Agreement).

Conditions to Closing

The consummation of the Amalgamation is conditioned upon, among other things, (i) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions, (ii) the completion of the Offer (as defined in the Business Combination Agreement) in accordance with the Business Combination Agreement, the StoneBridge organizational documents and the Proxy Statement, (iii) StoneBridge having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (iv) receipt of StoneBridge shareholder approval and certain DigiAsia board and shareholder approvals, (v) the approval for listing of PubCo’s Ordinary Shares on Nasdaq subject only to official notice of issuance thereof, (vi) the absence of any unresolved Amalgamation Objection (as defined in the Business Combination Agreement), (vii) the obtaining of all Regulatory Approvals (as defined in the Business Combination Agreement), (viii) solely with respect to StoneBridge, (A) each of the representations and warranties of DigiAsia being true and correct to applicable standards and each of the covenants of DigiAsia having been performed or complied with in all material respects, (B) StoneBridge’s receipt of officer’s certificates of DigiAsia certifying that such representations and warranties are true and correct, such covenants have been performed and complied with, and that the consolidated financial statements present fairly in all material respects the financial position, results of operations, income (loss), changes in equity and cash flows of the Company Group (as defined in the Business Combination Agreement) as of the dates and for the periods indicated therein, in conformity with U.S. GAAP and the auditing standards of the PCAOB, and (C) the execution and delivery of certain ancillary agreements, and (ix) solely with respect to DigiAsia, (A) each of the representations and warranties of StoneBridge being true and correct to applicable standards and each of the covenants of StoneBridge having been performed or complied with in all material respects, (B) DigiAsia’s receipt of officer’s certificates of StoneBridge and Amalgamation Sub certifying such representations and warranties are true and correct and such covenants have been performed and complied with, (C) the amendment and restatement of StoneBridge’s memorandum and articles of association in the form of PubCo Charter (as defined in the Business Combination Agreement), (D) the execution and delivery of certain ancillary agreements, and (E) the amount of aggregate cash available to StoneBridge at the Closing (after giving effect to the redemption of any StoneBridge Ordinary Shares in connection with the Offer, but prior to the payment of any Outstanding Acquiror Expenses and Outstanding Company Expenses (in each case, as defined in the Business Combination Agreement) being equal to or exceeding $20,000,000.

Termination

The Business Combination Agreement may be terminated and the transactions contemplated thereby abandoned:

(i) by mutual written consent of StoneBridge and DigiAsia;

(ii) prior to the Closing, by written notice by either StoneBridge or DigiAsia if the other party has breached its representations, warranties, covenants or agreements in the Business Combination Agreement such that the conditions to closing cannot be satisfied and such breach cannot be cured within certain specified time periods, and, in the case of termination sought by StoneBridge, provided that StoneBridge has not breached its covenant to meet certain Nasdaq listing and share issuance obligations under the Business Combination Agreement;

(iii) prior to the Closing, by written notice by either StoneBridge or DigiAsia if the Transactions are not consummated on or before June 30, 2023, provided that the failure of the terminating party to fulfill any obligation under the Business Combination Agreement is not the primary cause of, nor primarily resulted in, such failure to consummate the Transactions on or before that date;

(iv) prior to the Closing, by written notice by either StoneBridge or DigiAsia if the consummation of the Amalgamation is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or a statue, rule or regulation; or

(v) by either StoneBridge or DigiAsia if StoneBridge shareholders do not approve the Business Combination Agreement at the extraordinary general meeting held for that purpose.

The Business Combination Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about StoneBridge, DigiAsia or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about StoneBridge, DigiAsia or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that StoneBridge makes publicly available in reports, statements and other documents filed with the SEC. StoneBridge and DigiAsia investors and securityholders are not third-party beneficiaries under the Business Combination Agreement.

Certain Related Agreements

Support Agreements. In connection with the execution of the Business Combination Agreement, StoneBridge Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”) entered into a support agreement with DigiAsia (the “Sponsor Support Agreement”) pursuant to which the Sponsor has agreed to vote all StoneBridge Ordinary Shares beneficially owned by it in favor of the Amalgamation. Pursuant to the Sponsor Support Agreement, the Sponsor has also agreed to certain share lock-up provisions (the “Sponsor Lock-up Provisions”), as described more particularly in the Lock-up Agreement and Arrangements section below.

In addition, in connection with the execution of the Business Combination Agreement, certain shareholders of DigiAsia entered into a support agreement (the “DigiAsia Shareholder Support Agreement”) with StoneBridge and DigiAsia pursuant to which such shareholders agreed to vote all shares of DigiAsia beneficially owned by them in favor of the Amalgamation.

Registration Rights Agreement. In connection with the Transactions, StoneBridge, DigiAsia and certain shareholders of DigiAsia who will receive PubCo Ordinary Shares pursuant to the Business Combination Agreement, have entered into a registration rights agreement (“Registration Rights Agreement”), to become effective upon the Closing.

Lock-up Agreement and Arrangements. Prior to the consummation of the Transactions, certain DigiAsia shareholders, including all executive officers, heads of business lines and directors of DigiAsia as well as any other existing shareholder of DigiAsia holding greater than 1% of its share capital, will enter into a lock-up agreement (the “DigiAsia Shareholder Lock-up Agreement”) with DigiAsia and StoneBridge. Under the terms of the DigiAsia Shareholder Lock-up Agreement, and under the terms of the Sponsor Lock-up Provisions contained in the Sponsor Support Agreement, such certain DigiAsia shareholders and the Sponsor, each agree, subject to certain customary exceptions, not to:

(i) sell, offer to sell, contract or agree to sell, assign, lend, offer, encumber, donate, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position (A) any PubCo Ordinary Shares, or (B) any securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares, in each case, held by it immediately after the Effective Time (the “Lock-up Shares”)

(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or; or

(iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) above until the earlier of (A) (1) with respect to the DigiAsia shareholder’s Lock-Up Shares and 250,000 of the Sponsor’s Lock-Up Shares, nine months after the Closing Date, or (2) in the case of the remainder of the Sponsor’s Lock-Up Shares, six months after the Closing Date, and (B) subsequent to the Amalgamation, (1) if the last sale price of PubCo Ordinary Shares equals or exceeds $12.00 per PubCo Ordinary Share (as adjusted for share splits, share consolidations, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Amalgamation, or (2) the date on which PubCo completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property.

Director Nomination Agreement. In connection with the Closing, StoneBridge, the Sponsor and Alexander Rusli (the “Founder”) will enter into a Director Nomination Agreement (the “Director Nomination Agreement”) pursuant to which the parties agreed that, among other things, at every meeting of PubCo Board of Directors (the “PubCo Board”), or a committee thereof, or action by written consent, at or by which directors of PubCo are appointed by PubCo Board or are nominated to stand for election and elected by shareholders of PubCo, the Sponsor shall have the right to appoint or nominate for election to PubCo Board, as applicable, two individuals (each a “Nominee,” and together, the “Nominees”), to serve as directors of PubCo; provided, that such Nominees shall be reasonably acceptable to the Founder. Further, PubCo shall take, and the Founder shall use his best efforts to cause PubCo to take, all necessary actions within its control, such that, as of the Effective Time, the Nominees shall either be elected by PubCo’s shareholders at the meeting held to approve the Transactions or appointed to PubCo Board.

From and after the Effective Time, PubCo shall take, and the Founder shall use his commercially reasonable efforts to cause PubCo to take, all actions necessary to ensure that: (i) each Nominee is included in PubCo Board’s slate of nominees to the shareholders of PubCo for the election of directors of PubCo and recommended by PubCo Board at any meeting of shareholders called for the purpose of electing directors of PubCo; and (ii) each Nominee, if up for election, is included in the proxy statement prepared by management of PubCo in connection with PubCo’s solicitation of proxies or consents in favor of the foregoing for every meeting of the shareholders of PubCo called with respect to the election of members of PubCo Board, and at every adjournment or postponement thereof, and on every action or approval by written resolution of the shareholders of PubCo or PubCo Board with respect to the election of directors of PubCo. The Director Nomination Agreement shall remain in effect until the later of the first anniversary of the Effective Time and when the Sponsor ceases to holder at least 1.5% of the equity shares of PubCo on a fully diluted basis.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Business Combination Agreement, Sponsor Support Agreement, DigiAsia Shareholder Support Agreement, Registration Rights Agreement, DigiAsia Shareholder Lock-up Agreement and Director Nomination Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and the terms of which are incorporated by reference herein.

Important Information for Investors and Shareholders

This document relates to a proposed transaction between StoneBridge and DigiAsia. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. StoneBridge intends to file a registration statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of StoneBridge, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all StoneBridge shareholders. StoneBridge also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of StoneBridge are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by StoneBridge through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

StoneBridge and DigiAsia and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from StoneBridge’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of StoneBridge and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contains certain statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside StoneBridge’s and DigiAsia’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (ii) the outcome of any legal proceedings that may be instituted against StoneBridge and DigiAsia following the announcement of the Business Combination Agreement and the transactions contemplated therein; (iii) the inability to complete the proposed Transactions, including due to failure to obtain approval of the shareholders of StoneBridge, certain regulatory approvals, or the satisfaction of other conditions to closing in the Business Combination Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on DigiAsia’s business and/or the ability of the parties to complete the proposed Transactions; (vi) the inability to maintain the listing of StoneBridge shares on the Nasdaq Stock Market following the proposed Transactions; (vii) the risk that the proposed Transactions disrupts current plans and operations as a result of the announcement and consummation of the proposed Transactions; (viii) the ability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition, the ability of DigiAsia to grow and manage growth profitably, and retain its key employees; (ix) costs related to the proposed Business Combination; (x) changes in applicable laws or regulations; and (xi) the possibility that DigiAsia or StoneBridge may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in StoneBridge’s most recent filings with the SEC, including StoneBridge’s Prospectus, filed with the SEC on July 19, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning StoneBridge or DigiAsia, the transactions described herein or other matters attributable to StoneBridge, DigiAsia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of StoneBridge and DigiAsia expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1*	Business Combination Agreement dated as of January 5, 2023, by and among StoneBridge Acquisition Corporation, StoneBridge Acquisition Pte. Ltd., DigiAsia Bios Pte. Ltd. and Prashant Gokarn.

10.1	Sponsor Support Agreement dated as of January 5, 2023, by and among StoneBridge Acquisition Sponsor LLC and DigiAsia Bios Pte. Ltd.

10.2	DigiAsia Shareholder Support Agreement dated as of January 5, 2023, by and among StoneBridge Acquisition Corporation, StoneBridge Acquisition Pte. Ltd. and certain shareholders of DigiAsia Bios Pte. Ltd.

10.3	Form of Registration Rights Agreement (included in Exhibit H of Exhibit 2.1 hereto)

10.4	Form of DigiAsia Shareholder Lock-up Agreement (included in Exhibit G of Exhibit 2.1 hereto)

10.5	Form of Director Nomination Agreement (included in Exhibit F of Exhibit 2.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). StoneBridge agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneBridge Acquisition Corporation

By:	/s/ Bhargava Marepally
Name:	Bhargava Marepally
Title:	Chief Executive Officer

Date: January 11, 2023